Putnam
Equity
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

[GRAPHIC OMITTED: TELESCOPE]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In the troubled and volatile stock market environment that prevailed throughout the semiannual period ended May 31, 2002, Putnam Equity Income Fund posted a positive return at net asset value. On the following pages, the report from your fund's management teams will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the teams that manage your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management teams are shown at the end of management's discussion of performance.

In this challenging investment climate, with its increased focus on accounting irregularities, Putnam's extensive research capabilities have become an even more valuable asset to shareholders.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value and
Core Fixed-Income teams

Equity markets remained weak and investor sentiment reflected caution and uncertainty during Putnam Equity Income Fund's semiannual period, ended May 31, 2002. Despite encouraging reports that economic recovery is underway, growth in corporate profits was low and capital spending remained on hold. Your fund's management teams continued to sift for attractive valuations, sought opportunity in the midst of adversity, and largely avoided the market's pitfalls by monitoring the portfolio's risk exposures. We are gratified to report the fund's semiannual return surpassed that of its benchmark, the Russell 1000 Value Index. In addition, the fund outperformed the average for its peer group, the Lipper Equity Income Funds category. For details, see page 7.

Total return for 6 months ended 5/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   4.44%  -1.55%    4.03% -0.97%    4.04%  3.04%    4.26%   0.58%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* PORTFOLIO POSITIONING PROVED EFFECTIVE

In what was a very challenging investment environment, we implemented strategies to take advantage of pricing inefficiencies and cyclical events. Falling stock prices were the norm in most industry sectors and there were few, if any, clear opportunities to benefit from making significant sector bets. Taking slight overweight and underweight positions relative to the benchmark index proved helpful. Strong performance by individual stocks was instrumental in achieving the fund's modest, but comparatively attractive return. We continued to weight the portfolio in favor of economically sensitive stocks, which are stocks that tend to do well as the economy improves. We also favored stocks at the lower end of the fund's capitalization range ($1 billion-$12 billion), where valuations were more compelling. This proved to be a significant contributor to performance, as much of the market's gains during the period went to small- and mid-cap stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                13.8%

Oil and gas             8.1%

Financial               5.9%

Insurance               5.4%

Electric utilities      5.0%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


Accounting issues and other corporate problems surprised investors in recent months and rendered the market less predictable than usual. Given the degree of uncertainty in the market, it was especially important to double-check our thinking on current stock prices. Even among stocks that looked cheap, the possibility existed that they might decline further, and therefore the timing of our buys took on greater significance. We took extra precautions to avoid overpaying, but in a few cases we clearly purchased too soon and were hurt by subsequent declines in some prominent names. However, according to our usual practice, we limited company-specific risk by taking small positions, and no individual stock had an overwhelming influence on the portfolio.

* GAINS CAME FROM RETAIL, TECHNOLOGY,  CONSUMER STAPLES

At the beginning of the period, the portfolio had greater exposure to consumer cyclicals, relative to the benchmark. This sector did so well that we began to trim our position and take profits. We are continuing to do so. Among the cyclicals, stocks of retailers were especially strong for two reasons. Historically, retail stocks have performed well in the beginning of the year, as companies report increased revenues from end-of-year holiday spending. In addition, retail stocks are typically among the first to show improvement as the economy emerges from recession. Both seasonal and cyclical influences were at work during the reporting period and as a result, retailers experienced attractive gains. Shares of Limited Brands, which comprises well-known clothing stores Express, The Limited, Lane Bryant, Lerner's, and Victoria's Secret, had been in a slump for years as the company suffered from having expanded too rapidly. In a classic turnaround, Limited Brands reduced the number of its stores and executed other strategies to improve profitability. Investors expressed their approval by bidding up the shares by nearly 50%.

Technology was a weak-performing sector in the first five months of 2002. For most of the period, the portfolio maintained a slightly underweight position relative to the benchmark. This fact, in combination with strong performance from a few portfolio holdings and well-reasoned avoidance of troubled industries made technology a net contributor to fund performance. Toward the end of the period, we began shifting the portfolio incrementally to a more neutral weighting, as valuations looked increasingly attractive.


Fund Profile

Putnam Equity Income Fund invests in undervalued stocks of mid- and large-cap companies that are poised to experience positive change that may improve financial performance. The fund's management teams favor stocks of well-established, mature companies that pay above- average dividend-yields. This fund may be appropriate for conservative investors who seek current income and long-term capital appreciation.

Although shares of Hewlett-Packard and Compaq Computers declined, they experienced less downside than other names in the broad technology sector, and in this regard, contributed to the fund's favorable performance versus the benchmark index. Shareholders recently approved the merger of the two companies, and the fund owns shares of the consolidated company. We believe the shares will appreciate over the long term.

Our decision to completely avoid stocks of communications equipment manufacturers proved astute. Sales and revenues for these companies had dropped off sharply because the primary buyers of their products -- the Regional Bell operating companies and long distance companies -- were experiencing troubles of their own. In light of these difficulties, we limited the fund's exposure to the communication services sector as well. As this report was being written, news of accounting troubles at WorldCom came to light and the company's equity and debt securities suffered. We would like to assure shareholders that the fund's exposure to WorldCom was very slight -- the value of WorldCom notes represented 0.014% of the portfolio's net assets as of 5/31/02 -- and accordingly, the negative impact on the portfolio was slight.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Bank of America Corp.
Banking

Philip Morris Companies, Inc.
Tobacco

Verizon Communications, Inc.
Regional Bells

U.S. Bancorp
Banking

Hewlett-Packard Co.
Computers

SBC Communications, Inc.
Regional Bells

Union Pacific Corp.
Railroads

Comerica, Inc.
Banking

Footnote reads:
These holdings represent 21.2% of the fund's net assets as of 5/31/02. Portfolio holdings will vary over time.

Consumer-staples stocks, including those of Coca-Cola and family-style restaurants, offered moderate growth with only moderate risk -- an attractive choice in such a troubled market. While McDonald's needs no introduction, it is less well known that the McDonald's organization owns Donatos Pizzeria, the Boston Market chain, and Chipotle's Mexican restaurants. YUM! Brands owns and operates popular restaurant franchises Pizza Hut, KFC, and Taco Bell throughout the United States and overseas. Similarly, Darden Restaurants owns and operates Red Lobster, Olive Garden, Bahama Breeze, and Smokey Bones franchises across the country. Shares of Darden appreciated during the period, and also split 3 for 2 in May. Coca-Cola, McDonald's, YUM! Brands, and Darden Restaurants contributed significantly to fund performance.

* TROUBLED STOCKS BELIEVED TO OFFER  VALUE

Share prices for Tyco, Qwest, Dynegy, and Schering-Plough declined during the period and held back fund performance. We want to stress that the fund had small positions in each of these stocks, which enabled us to manage risk and limit losses. In fact, despite our exposure to them, the portfolio nevertheless outperformed its benchmark and its Lipper peer group average. Our research suggests that they are undervalued and that the troubles they face are not insurmountable. We took the opportunity to purchase more shares on weakness. We are confident that the stocks have the potential to appreciate over time. Of course, we will continue to monitor developments closely and may change our opinion of these, and all other holdings, in the future.

* FUND'S DIVIDEND PAYOUT REDUCED

In the past decade, dividend yields on U.S. stocks have generally been in decline. There are several reasons for this, including increased capital investment in technology, research and development, and other measures companies have taken to become more competitive in the marketplace. In addition, as the economy has slowed in the past two years, many U.S. companies have either suspended or lowered dividend payments on their stocks. During the period, dividend payments fell to a level where Putnam Management determined a dividend adjustment was required. As of March 20, 2002, the fund's dividend distribution yield was reduced. We believe the fund's current dividend yield of 1.39% may still exceed the yield of the S&P 500 Index in the coming months.

* CAUTION WARRANTED DURING PROTRACTED RECOVERY

Although the long-awaited economic recovery appears to be underway, it seems to be less robust than many had anticipated. We believe a pickup in corporate spending will be the force that ultimately gets the ball rolling over the remainder of 2002, and into 2003. As the market settles and investors adjust to returns that are in line with historical averages, we believe people will re-enter the market with greater conviction. Current market conditions call for extra diligence and relatively conservative positioning. We will continue to thoroughly research value opportunities and select those we believe offer the greatest potential reward while taking every reasonable measure to manage risk

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. The members of the Large-Cap Value Team are Bart Geer (Portfolio Leader) Jeanne Mockard (Portfolio Member) Deborah Kuenstner, Mike Abata, David King, Cole Lannum, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are James Prusko (Portfolio Member), Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne Driscoll, D. William Kohli, Krishna Memani, and David Waldman.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.44%  -1.55%   4.03%  -0.97%   4.04%   3.04%   4.26%   0.58%
------------------------------------------------------------------------------
1 year           -1.83   -7.49   -2.57   -7.34   -2.57   -3.53   -2.29   -5.74
------------------------------------------------------------------------------
5 years          46.77   38.32   41.35   39.35   41.39   41.39   43.23   38.18
Annual average    7.98    6.70    7.17    6.86    7.17    7.17    7.45    6.68
------------------------------------------------------------------------------
10 years        229.00  210.21  205.33  205.33  204.98  204.98  212.72  201.61
Annual average   12.65   11.99   11.81   11.81   11.80   11.80   12.08   11.67
------------------------------------------------------------------------------
Annual average
(life of fund)   11.47   11.21   10.49   10.49   10.63   10.63   10.77   10.61
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                                Russell 1000           Consumer
                                Value Index           price index
------------------------------------------------------------------------------
6 months                           3.40%                 1.07%
------------------------------------------------------------------------------
1 year                            -5.55                  1.13
------------------------------------------------------------------------------
5 years                           51.78                 12.12
Annual average                     8.70                  2.31
------------------------------------------------------------------------------
10 years                         257.42                 28.49
Annual average                    13.59                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                       --*                 4.46
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Inception of Russell 1000 Value Index is 12/31/78.

LIPPER INFORMATION:

The average cumulative return for the 203 funds in the Lipper Equity Income Funds category over the 6 months ended 5/31/02 was 0.77%. Over the 1-, 5-, and 10-year periods ended 5/31/02, annualized returns for the category were -6.95%, 6.13%, and 10.75%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2             2             2             2
------------------------------------------------------------------------------
Income              $0.1145       $0.0610       $0.0640       $0.0830
------------------------------------------------------------------------------
Capital gains
  Long-term          0.1780        0.1780        0.1780        0.1780
------------------------------------------------------------------------------
  Short-term           --            --            --            --
------------------------------------------------------------------------------
  Total             $0.2925       $0.2390       $0.2420       $0.2610
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV      NAV     POP
------------------------------------------------------------------------------
11/30/01        $14.62  $15.51     $14.51        $14.56   $14.52  $15.05
------------------------------------------------------------------------------
5/31/02          14.97   15.88      14.85         14.90    14.87   15.41
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            1.39%   1.31%      0.67%         0.70%    0.97%   0.93%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           1.79    1.68       1.04          1.04     1.29    1.22
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -3.47%  -9.04%  -3.85%  -8.64%  -3.83%  -4.78%  -3.71%  -7.08%
------------------------------------------------------------------------------
1 year           -6.14  -11.52   -6.82  -11.39   -6.82   -7.73   -6.61   -9.89
------------------------------------------------------------------------------
5 years          34.15   26.39   29.25   27.37   29.24   29.24   30.81   26.24
Annual average    6.05    4.80    5.27    4.96    5.26    5.26    5.52    4.77
------------------------------------------------------------------------------
10 years        220.86  202.52  197.81  197.81  197.71  197.71  204.87  194.30
Annual average   12.37   11.71   11.53   11.53   11.53   11.53   11.79   11.40
------------------------------------------------------------------------------
Annual average
(life of fund)   11.18   10.92   10.21   10.21   10.35   10.35   10.48   10.32
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2002 (Unaudited)

COMMON STOCKS (86.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
             87,700 Valassis Communications, Inc. (NON)                                               $   3,582,545

Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
            245,200 Boeing Co. (The)                                                                     10,457,780
            121,800 Lockheed Martin Corp.                                                                 7,557,690
            131,500 Northrop Grumman Corp.                                                               15,952,265
                                                                                                      -------------
                                                                                                         33,967,735

Agriculture (0.1%)
-------------------------------------------------------------------------------------------------------------------
            102,700 Monsanto Co.                                                                          2,731,820
                 11 PSF Holdings LLC 144A Class A                                                            23,121
                                                                                                      -------------
                                                                                                          2,754,941

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            165,700 Delphi Automotive Systems Corp.                                                       2,609,775
            131,500 Ford Motor Co.                                                                        2,320,975
                                                                                                      -------------
                                                                                                          4,930,750

Banking (13.5%)
-------------------------------------------------------------------------------------------------------------------
            706,600 Bank of America Corp.                                                                53,567,346
            399,000 Bank of New York Company, Inc. (The)                                                 14,483,700
             97,200 Banknorth Group, Inc.                                                                 2,613,708
            116,400 BB&T Corp.                                                                            4,374,312
            854,600 Charter One Financial, Inc.                                                          30,936,520
            501,200 Comerica, Inc.                                                                       32,126,920
            233,200 FleetBoston Financial Corp.                                                           8,217,968
             46,500 Greenpoint Financial Corp.                                                            2,378,940
            465,400 JPMorgan Chase & Co.                                                                 16,731,130
            143,300 M&T Bank Corp.                                                                       12,491,461
            450,600 Mellon Financial Corp.                                                               16,717,260
             58,900 Mercantile Bankshares Corp.                                                           2,447,295
          1,842,000 U.S. Bancorp                                                                         43,563,300
            570,700 Wachovia Corp.                                                                       21,897,759
            611,400 Washington Mutual, Inc.                                                              23,765,118
            384,000 Wells Fargo & Co.                                                                    20,121,600
             75,300 Zions Bancorporation                                                                  4,146,771
                                                                                                      -------------
                                                                                                        310,581,108

Beverage (1.0%)
-------------------------------------------------------------------------------------------------------------------
             97,200 Brown-Forman Corp. Class B                                                            7,650,612
            282,200 Coca-Cola Enterprises, Inc.                                                           6,137,850
            316,600 Pepsi Bottling Group, Inc. (The)                                                     10,454,132
                                                                                                      -------------
                                                                                                         24,242,594

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
            569,700 Charter Communications, Inc. Class A (NON)                                            3,970,809
            292,200 Comcast Corp. Class A (NON)                                                           8,228,352
                                                                                                      -------------
                                                                                                         12,199,161

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
            257,500 E.I. du Pont de Nemours & Co.                                                        11,845,000
            456,000 Engelhard Corp.                                                                      14,190,720
            157,500 PPG Industries, Inc.                                                                  9,005,850
             93,100 Rohm & Haas Co.                                                                       3,508,008
                                                                                                      -------------
                                                                                                         38,549,578

Coal (0.2%)
-------------------------------------------------------------------------------------------------------------------
            164,400 Peabody Energy Corp.                                                                  4,659,096

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            158,800 ServiceMaster Co. (The)                                                               2,366,120

Computers (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,012,188 Hewlett-Packard Co.                                                                  38,412,669
            108,200 IBM Corp.                                                                             8,704,690
            225,200 NCR Corp. (NON)                                                                       8,231,060
                                                                                                      -------------
                                                                                                         55,348,419

Conglomerates (2.4%)
-------------------------------------------------------------------------------------------------------------------
              5,924 Berkshire Hathaway, Inc. Class B (NON)                                               14,644,128
            399,900 Cooper Industries, Ltd. Class A                                                      17,343,663
            220,500 Honeywell International, Inc.                                                         8,643,600
            650,500 Tyco International, Ltd. (Bermuda)                                                   14,278,475
                                                                                                      -------------
                                                                                                         54,909,866

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
            171,200 Household International, Inc.                                                         8,756,880
            118,700 MBNA Corp.                                                                            4,298,127
                                                                                                      -------------
                                                                                                         13,055,007

Consumer Goods (2.4%)
-------------------------------------------------------------------------------------------------------------------
             45,400 Colgate-Palmolive Co.                                                                 2,460,680
            539,500 Fortune Brands, Inc.                                                                 28,944,175
            305,400 Kimberly-Clark Corp.                                                                 19,826,568
            109,600 Newell Rubbermaid, Inc.                                                               3,742,840
                                                                                                      -------------
                                                                                                         54,974,263

Electric Utilities (4.8%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Cinergy Corp.                                                                        12,028,500
            139,700 Constellation Energy Group, Inc.                                                      4,228,719
             82,100 Dominion Resources, Inc.                                                              5,318,438
            565,800 DPL, Inc.                                                                            14,971,068
             44,700 DTE Energy Co.                                                                        2,091,960
            213,600 Duke Energy Corp.                                                                     6,837,336
            249,200 Edison International (NON)                                                            4,650,072
            358,800 Entergy Corp.                                                                        15,780,024
            147,400 FirstEnergy Corp.                                                                     5,086,774
             54,800 FPL Group, Inc.                                                                       3,451,852
            336,900 Northeast Utilities                                                                   6,687,465
            128,800 PPL Corp.                                                                             4,558,232
            391,700 Progress Energy, Inc.                                                                20,309,645
            267,300 Reliant Energy, Inc.                                                                  4,546,773
                                                                                                      -------------
                                                                                                        110,546,858

Electrical Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
             94,000 Emerson Electric Co.                                                                  5,437,900

Electronics (0.5%)
-------------------------------------------------------------------------------------------------------------------
             81,900 Arrow Electronics, Inc. (NON)                                                         2,049,138
            160,200 W.W. Grainger, Inc.                                                                   8,423,316
                                                                                                      -------------
                                                                                                         10,472,454

Financial (5.5%)
-------------------------------------------------------------------------------------------------------------------
          1,855,700 Citigroup, Inc.                                                                      80,129,126
            110,251 Contifinancial Corp. Liquidating Trust Units                                              4,961
            292,500 Fannie Mae                                                                           23,402,925
            361,500 Freddie Mac                                                                          23,696,325
                                                                                                      -------------
                                                                                                        127,233,337

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
            209,500 General Mills, Inc.                                                                   9,532,250
            336,900 H.J. Heinz Co.                                                                       13,688,247
                                                                                                      -------------
                                                                                                         23,220,497

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                197 Fitzgerald Gaming Corp. (NON)                                                                 2

Health Care (0.6%)
-------------------------------------------------------------------------------------------------------------------
            305,400 HCA, Inc.                                                                            15,004,302

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            263,500 Anthem, Inc. (NON)                                                                   18,682,150
            209,500 CIGNA Corp.                                                                          22,217,475
                207 Genesis Health Ventures, Inc. (NON)                                                       3,933
                 29 Sun Healthcare Group, Inc. (NON)                                                            549
                                                                                                      -------------
                                                                                                         40,904,107

Insurance (5.4%)
-------------------------------------------------------------------------------------------------------------------
            753,400 ACE, Ltd. (Bermuda)                                                                  26,075,174
            162,300 AMBAC Financial Group, Inc.                                                          10,932,528
            134,200 American International Group, Inc.                                                    8,987,374
             35,600 Chubb Corp. (The)                                                                     2,675,696
            131,500 Hartford Financial Services Group, Inc. (The)                                         8,679,000
             79,400 MBIA, Inc.                                                                            4,455,134
            126,000 PMI Group, Inc. (The)                                                                10,785,600
            423,600 Radian Group, Inc.                                                                   23,001,480
            101,100 UnumProvident Corp.                                                                   2,557,830
            296,900 XL Capital, Ltd. Class A (Bermuda)                                                   26,281,588
                                                                                                      -------------
                                                                                                        124,431,404

Investment Banking/Brokerage (2.0%)
-------------------------------------------------------------------------------------------------------------------
            147,900 Lehman Brothers Holdings, Inc.                                                        9,021,900
            474,800 Merrill Lynch & Company, Inc.                                                        19,329,108
            378,000 Morgan Stanley Dean Witter & Co.                                                     17,183,880
                                                                                                      -------------
                                                                                                         45,534,888

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
            695,700 Cendant Corp. (NON)                                                                  12,717,396
            153,400 Marriott International, Inc. Class A                                                  6,203,496
            224,600 Royal Caribbean Cruises, Ltd.                                                         5,055,746
                                                                                                      -------------
                                                                                                         23,976,638

Machinery (0.8%)
-------------------------------------------------------------------------------------------------------------------
            141,000 Ingersoll-Rand Co. Class A (Bermuda)                                                  7,099,350
            241,100 Parker-Hannifin Corp.                                                                11,813,900
                                                                                                      -------------
                                                                                                         18,913,250

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             49,300 Illinois Tool Works, Inc.                                                             3,501,779

Media (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,495,400 Liberty Media Corp. Class A (NON)                                                    18,019,570
            401,300 USA Networks, Inc. (NON)                                                             11,437,050
            946,300 Walt Disney Co. (The)                                                                21,679,733
                                                                                                      -------------
                                                                                                         51,136,353

Medical Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            263,000 Pall Corp.                                                                            5,985,880
             75,900 Zimmer Holdings, Inc. (NON)                                                           2,654,982
                                                                                                      -------------
                                                                                                          8,640,862

Natural Gas Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
            462,900 Dynegy, Inc. Class A                                                                  4,115,181
            335,000 El Paso Corp.                                                                         8,592,750
            128,800 National Fuel Gas Co.                                                                 2,992,024
                                                                                                      -------------
                                                                                                         15,699,955

Oil & Gas (8.0%)
-------------------------------------------------------------------------------------------------------------------
             91,800 Chevron Texaco Corp.                                                                  8,009,550
            535,000 Conoco, Inc.                                                                         14,380,800
            134,200 Devon Energy Corp.                                                                    7,011,950
          1,976,200 Exxon Mobil Corp.                                                                    78,909,666
            261,600 Marathon Oil Corp.                                                                    7,173,072
            267,000 Phillips Petroleum Co.                                                               15,365,850
            242,400 Royal Dutch Petroleum Co. ADR (Netherlands)                                          13,332,000
            295,900 TotalFinaElf SA ADR (France)                                                         22,982,553
            445,000 Unocal Corp.                                                                         16,384,900
                                                                                                      -------------
                                                                                                        183,550,341

Paper & Forest Products (2.7%)
-------------------------------------------------------------------------------------------------------------------
            864,400 Abitibi-Consolidated, Inc. (Canada)                                                   7,494,348
            201,400 Boise Cascade Corp.                                                                   7,165,812
            365,600 International Paper Co.                                                              15,757,360
            716,300 Smurfit-Stone Container Corp. (NON)                                                  11,675,690
            471,600 Sonoco Products Co.                                                                  13,176,504
            112,300 Weyerhaeuser Co.                                                                      7,355,650
                                                                                                      -------------
                                                                                                         62,625,364

Pharmaceuticals (2.6%)
-------------------------------------------------------------------------------------------------------------------
            198,800 Abbott Laboratories                                                                   9,443,000
            297,200 Bristol-Myers Squibb Co.                                                              9,248,864
            104,000 Johnson & Johnson                                                                     6,380,400
            525,900 Merck & Company, Inc.                                                                30,028,890
            205,400 Schering-Plough Corp.                                                                 5,432,830
                                                                                                      -------------
                                                                                                         60,533,984

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            136,000 Tribune Co.                                                                           5,781,360

Railroads (1.6%)
-------------------------------------------------------------------------------------------------------------------
            117,800 CSX Corp.                                                                             4,052,320
            543,700 Union Pacific Corp.                                                                  33,296,188
                                                                                                      -------------
                                                                                                         37,348,508

Real Estate (2.2%)
-------------------------------------------------------------------------------------------------------------------
            484,800 Archstone-Smith Trust                                                                13,094,448
             54,800 Boston Properties, Inc. (R)                                                           2,246,800
            399,900 Equity Office Properties Trust (R)                                                   12,052,986
            805,200 Equity Residential Properties Trust (R)                                              23,302,488
                                                                                                      -------------
                                                                                                         50,696,722

Regional Bells (4.7%)
-------------------------------------------------------------------------------------------------------------------
            735,500 BellSouth Corp.                                                                      24,477,440
            976,400 Qwest Communications International, Inc.                                              5,038,224
          1,016,100 SBC Communications, Inc.                                                             34,842,069
          1,061,400 Verizon Communications, Inc.                                                         45,640,200
                                                                                                      -------------
                                                                                                        109,997,933

Restaurants (1.3%)
-------------------------------------------------------------------------------------------------------------------
            147,950 Darden Restaurants, Inc.                                                              3,717,984
            684,700 McDonald's Corp.                                                                     20,499,918
             75,300 Yum! Brands, Inc. (NON)                                                               4,811,670
                                                                                                      -------------
                                                                                                         29,029,572

Retail (3.4%)
-------------------------------------------------------------------------------------------------------------------
            230,800 Federated Department Stores, Inc. (NON)                                               9,557,428
            786,100 JCPenney Company, Inc.                                                               19,228,006
            844,900 Kroger Co. (NON)                                                                     18,883,515
            230,100 Limited Brands, Inc.                                                                  4,829,799
            116,400 May Department Stores Co.                                                             4,094,952
            355,100 Office Depot, Inc. (NON)                                                              6,491,228
            378,000 Rite Aid Corp. (NON)                                                                  1,273,860
            119,100 Safeway, Inc. (NON)                                                                   4,841,415
            421,800 TJX Companies, Inc. (The)                                                             8,895,762
                                                                                                      -------------
                                                                                                         78,095,965

Software (0.9%)
-------------------------------------------------------------------------------------------------------------------
            583,100 BMC Software, Inc. (NON)                                                              9,860,221
            623,300 Computer Associates International, Inc.                                              10,820,488
                                                                                                      -------------
                                                                                                         20,680,709

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            319,100 Flextronics International, Ltd. (Singapore) (NON)                                     4,221,693

Technology Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            351,900 KPMG Consulting, Inc. (NON)                                                           5,468,526

Telecommunications (1.1%)
-------------------------------------------------------------------------------------------------------------------
            120,500 ALLTEL Corp.                                                                          6,204,545
            536,800 AT&T Wireless Services, Inc. (NON)                                                    4,353,448
            334,200 Citizens Communications Co. (NON)                                                     3,141,480
            721,700 Sprint Corp. (FON Group)                                                             11,871,965
                                                                                                      -------------
                                                                                                         25,571,438

Tobacco (2.1%)
-------------------------------------------------------------------------------------------------------------------
            844,900 Philip Morris Companies, Inc.                                                        48,370,525

Waste Management (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,046,300 Republic Services, Inc. (NON)                                                        21,993,226
            412,300 Waste Management, Inc.                                                               11,317,635
                                                                                                     --------------
                                                                                                         33,310,861
                                                                                                     --------------
                    Total Common Stocks (cost $1,822,191,284)                                        $1,996,059,270
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (3.2%)
-------------------------------------------------------------------------------------------------------------------
$         5,200,000 Federal Home Loan Mortgage Corporation 6s, TBA, June 1, 2032                     $    5,157,776
                    Federal National Mortgage Association Pass-Through Certificates
          2,110,466 7 1/2s, with due dates from October 1, 2029 to August 1, 2031                         2,209,265
         10,319,950 7s, with due dates from June 1, 2029 to April 1, 2032                                10,671,756
         30,821,254 6 1/2s, with due dates from May 1, 2031 to May 1, 2032                               31,327,961
            181,302 6 1/2s, November 1, 2010                                                                188,899
                    Federal National Mortgage Association TBA
            250,000 6 1/2s, June 1, 2032                                                                    253,828
          5,350,000 6s, June 1, 2032                                                                      5,304,846
                    Government National Mortgage Association Pass-Through Certificates
          4,166,142 8s, with due dates from December 15, 2022 to December 15, 2027                        4,452,729
            292,899 7 1/2s, August 15, 2029                                                                 308,186
         10,003,330 7s, with due dates from August 15, 2023 to May 15, 2032                              10,387,236
          4,766,611 6 1/2s, with due dates from September 15, 2024
                    to February 15, 2032                                                                  4,854,240
                                                                                                      -------------
                                                                                                         75,116,722

U.S. Treasury Obligations (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
            865,000 8s, November 15, 2021                                                                 1,092,434
          1,355,000 6 1/4s, May 15, 2030                                                                  1,450,324
            785,000 6 1/4s, August 15, 2023                                                                 829,769
          1,410,000 6 1/8s, August 15, 2029 (SEG)                                                         1,479,894
            795,000 6s, February 15, 2026                                                                   816,425
          1,645,000 5 3/8s, February 15, 2031                                                             1,588,955
                    U.S. Treasury Notes
            305,000 5 3/4s, August 15, 2010                                                                 321,525
          5,235,000 4 7/8s, February 15, 2012                                                             5,167,887
         10,000,000 4 3/8s, May 15, 2007                                                                 10,007,000
                                                                                                      -------------
                                                                                                         22,754,213
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $97,003,606)                                                                $  97,870,935

CORPORATE BONDS AND NOTES (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
$           450,000 Boeing Co. (The) deb. 6 5/8s, 2038                                               $      438,543
            735,000 Raytheon Co. notes 8.2s, 2006                                                           797,019
            675,000 Raytheon Co. notes 6.15s, 2008                                                          677,963
                                                                                                     --------------
                                                                                                          1,913,525

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            615,000 Continental Airlines, Inc. pass-through certificates Ser. 98-2,
                    6.32s, 2008                                                                             610,178
            347,840 Continental Airlines, Inc. pass-through certificates Ser. 98-1C,
                    6.541s, 2009                                                                            324,991
                                                                                                      -------------
                                                                                                            935,169

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Dana Corp. notes 9s, 2011                                                               212,100
            730,000 Ford Motor Co. bonds 6 5/8s, 2028                                                       643,181
            295,000 Ford Motor Co. notes 7.45s, 2031                                                        286,947
             60,000 Ford Motor Credit Corp. notes 7.6s, 2005                                                 63,122
            655,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              677,047
            960,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                              973,790
            220,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            209,141
            340,000 General Motors Acceptance Corp. notes 7s, 2012                                          347,682
            330,000 General Motors Acceptance Corp. notes 6 1/8s, 2006                                      338,240
            410,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                             415,564
            200,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    214,704
                                                                                                      -------------
                                                                                                          4,381,518

Banking (0.3%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Bank of America Corp. sub. notes 7.4s, 2011                                             136,826
            750,000 Bank United Corp. notes Ser. A, 8s, 2009                                                824,243
            220,000 BankBoston NA sub. notes Ser. BKNT, 6 3/8s, 2008                                        227,691
            820,000 Citicorp sub. notes 6 3/8s, 2008                                                        853,948
            115,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   123,998
            335,000 Colonial Bank sub. notes 8s, 2009                                                       336,132
            195,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  214,584
            145,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                           147,807
            200,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  210,790
            380,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   423,790
            370,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                  372,431
            185,000 National City Corp. sub. notes 7.2s, 2005                                               198,646
            315,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       342,720
            210,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          208,102
            735,000 Norwest Corp. notes Ser. G, 6 7/8s, 2006                                                795,108
            530,000 Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                          518,457
            470,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                         481,769
            210,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         233,100
            250,000 Wachovia Corp. notes 4.95s, 2006                                                        251,560
            140,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          139,255
                                                                                                      -------------
                                                                                                          7,040,957

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
            170,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        174,111
            360,000 News America Holdings, Inc. deb. 7.7s, 2025                                             348,059
             95,000 News America, Inc. sr. notes 6 5/8s, 2008                                                96,344
                                                                                                      -------------
                                                                                                            618,514

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
             25,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           25,250
            210,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           208,425
             30,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010 (In default) (NON)              10,200
                                                                                                      -------------
                                                                                                            243,875

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               32,400
            220,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                           215,600
             30,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                  33,590
             80,000 IMC Global, Inc. notes 6.55s, 2005                                                       77,453
            180,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                        176,400
            120,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   117,300
             60,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                    62,100
             50,000 Millenium America, Inc. company guaranty 7s, 2006                                        47,508
                                                                                                      -------------
                                                                                                            762,351

Computers (--%)
-------------------------------------------------------------------------------------------------------------------
            165,000 IBM Corp. deb. 7 1/8s, 2096                                                             164,078

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
            680,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                             584,800

Consumer Finance (0.1%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Capital One Financial Corp. notes 7 1/4s, 2006                                          107,996
            230,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       58,650
            610,000 Household Finance Corp. notes 6 1/2s, 2008                                              613,831
                                                                                                      -------------
                                                                                                            780,477

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       252,182
            140,000 Avista Corp. sr. notes 9 3/4s, 2008                                                     152,580
            265,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      278,926
            160,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   156,000
            140,000 CMS Energy Corp. sr. notes 7 5/8s, 2004                                                 134,400
            585,000 DPL, Inc. bonds 8 1/8s, 2031                                                            563,400
            735,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                            706,710
            200,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     208,000
            640,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                    646,931
                147 Northeast Utilities notes Ser. A, 8.58s, 2006                                               159
            210,000 Northwestern Corp. 144A notes 8 3/4s, 2012                                              212,738
            235,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006                                                 217,431
            445,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                        451,919
                                                                                                      -------------
                                                                                                          3,981,376

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Sequa Corp. sr. notes 9s, 2009                                                          139,650

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   135,850
            460,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         469,453
                                                                                                      -------------
                                                                                                            605,303

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                          1

Financial (0.4%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                      388,847
            210,000 Associates First Capital Corp. deb. 6.95s, 2018                                         217,174
            395,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                  403,722
            290,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                   73,950
             50,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                             42,500
          2,250,000 Fannie Mae bonds 7 1/4s, 2030                                                         2,525,265
             60,000 Fannie Mae bonds 6 5/8s, 2030                                                            62,528
          2,737,000 Fannie Mae notes 7 1/4s, 2010                                                         3,065,554
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        360,469
            205,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             165,041
            400,000 Metlife, Inc. sr. notes 5 1/4s, 2006                                                    404,022
            635,000 Principal Financial Group AU 144A notes 7.95s, 2004 (Australia)                         677,907
            610,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                        644,069
            330,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             141,900
                                                                                                      -------------
                                                                                                          9,172,948

Food (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                            50,400
            705,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                    696,272
                                                                                                      -------------
                                                                                                            746,672

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     72,275
            100,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              108,750
             40,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                           43,050
             70,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                           72,275
            145,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  148,263
             40,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                    39,367
            180,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              190,350
                                                                                                      -------------
                                                                                                            674,330

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 HCA, Inc. med. term notes 6.63s, 2045                                                    50,095
             70,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                          875
             20,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                            150
             80,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          8
                                                                                                      -------------
                                                                                                             51,128

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              40,700
             60,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                   61,200
                                                                                                      -------------
                                                                                                            101,900

Investment Banking/Brokerage (--%)
-------------------------------------------------------------------------------------------------------------------
            275,000 Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                                 282,618

Lodging/Tourism (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                     130,325
            170,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                  176,393
            280,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              271,950
                                                                                                      -------------
                                                                                                            578,668

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Case Corp. notes 7 1/4s, 2016                                                            22,500
            240,000 Caterpillar Financial Services Corp. sr. notes 5.95s, 2006                              248,933
                                                                                                      -------------
                                                                                                            271,433

Media (--%)
-------------------------------------------------------------------------------------------------------------------
            405,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                389,282

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                            3
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                            2
                                                                                                      -------------
                                                                                                                  5

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                             90,225
              6,570 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007
                    (In default) (NON) (PIK)                                                                  2,168
                                                                                                      -------------
                                                                                                             92,393

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            115,000 Transcontinental Gas Pipeline Corp. notes Ser. B, 7s, 2011                              101,479

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            305,000 Conoco Funding Co. company guaranty 6.35s, 2011                                         313,699
            460,000 Conoco Funding Co. company guaranty 5.45s, 2006                                         468,712
            290,000 El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                      292,900
            895,000 Kerr-McGee Corp. company guaranty 6 7/8s, 2011                                          935,293
            375,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                      394,436
             50,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                          49,875
            670,000 Occidental Petroleum Corp. 144A Structured Notes 6.019%, 2004
                    (issued by STEERS Credit Linked Trust 2001)                                             681,725
            395,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                               464,477
             30,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              33,375
            110,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                125,400
            220,000 Union Oil Company of California company guaranty 7 1/2s, 2029                           230,692
            150,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    159,737
                                                                                                      -------------
                                                                                                          4,150,321

Paper & Forest Products (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Boise Cascade Corp. notes 7 1/2s, 2008                                                  111,816
             50,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                           53,000
            285,000 Weyerhaeuser Co. 144A bonds 7 3/8s, 2032                                                292,843
            235,000 Weyerhaeuser Co. 144A notes 6 3/4s, 2012                                                241,239
                                                                                                      -------------
                                                                                                            698,898

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            410,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                  317,750
             80,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                   59,200
             10,000 Midland Funding II deb. Ser. A, 11 3/4s, 2005                                            10,700
             30,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                    26,100
             44,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                       40,480
                                                                                                      -------------
                                                                                                            454,230

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                             53,900

Railroads (--%)
-------------------------------------------------------------------------------------------------------------------
            405,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                   432,358

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------------
            360,000 EOP Operating LP sr. notes 7s, 2011                                                     367,806
            470,000 Simon Property Group LP 144A notes 6 3/8s, 2007 (R)                                     477,844
                                                                                                      -------------
                                                                                                            845,650

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                               107,250
            320,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                               241,600
            140,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                     138,950
            580,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                         605,845
                                                                                                      -------------
                                                                                                          1,093,645

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                   63,600
             70,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                    70,700
                                                                                                      -------------
                                                                                                            134,300

Retail (--%)
-------------------------------------------------------------------------------------------------------------------
            230,000 JCPenney Company, Inc. notes 7.6s, 2007                                                 227,700
             50,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                46,500
            120,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  114,000
                                                                                                      -------------
                                                                                                            388,200

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s, 2010 (Singapore)                  32,250

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            386,984 Calpoint Receivable Structured Trust 2001 144A bonds 7.44s, 2006                        307,652
            350,000 Cingular Wireless 144A notes 5 5/8s, 2006                                               345,300
            250,000 France Telecom notes 8 1/4s, 2011 (France)                                              243,888
             70,000 Nextel International, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 4/15/03), 2008 (STP)                                                            4,200
            160,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                              160,522
            235,000 Sprint Capital Corp. 144A bonds 8 3/4s, 2032                                            227,236
            620,000 Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                          598,467
                                                                                                      -------------
                                                                                                          1,887,265

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
             36,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon zero %
                    (14 3/4s, 4/15/05), 2010 (In default) (NON) (STP)                                             4
             12,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010 (In default) (NON)                       1
            660,000 WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                        323,400
                                                                                                      -------------
                                                                                                            323,405

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                            2,850
             50,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               51,750
                                                                                                      -------------
                                                                                                             54,600

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
            185,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                        196,046

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Hasbro, Inc. notes 6.15s, 2008                                                           37,200

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
            430,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        347,225
            440,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                           438,669
                                                                                                     --------------
                                                                                                            785,894
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $46,940,307)                               $   46,182,612

CONVERTIBLE PREFERRED STOCKS (1.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  2 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $           10
             58,400 Anthem, Inc. $6.00 cv. pfd                                                            5,022,400
            218,900 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                              13,380,263
             84,200 General Motors Corp. zero % cv. pfd.                                                  2,410,225
            246,500 Motorola, Inc. $7.00 cv. pfd.                                                        11,955,250
            124,800 Travelers Property Casualty Corp. $1.125 cv. pfd.                                     3,066,336
            110,900 TXU Corp. $4.375 cv. pfd                                                              5,933,150
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $36,704,754)                            $   41,767,634

COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
$         3,615,000 Ser. 02-BC3, Class AIO, Interest Only (IO), 6s, 2005                             $      335,364
          1,870,000 Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                    145,280
            170,000 Ser. 02-BC1, Class M2, FRN, 2.94s, 2032                                                 167,942
          3,444,545 Ser. 01-BC6, Class AIO, IO, 3/8s, 2004                                                  253,093
                    Arc Net Interest Margin Trust
            250,000 Ser. 02-2, Class A, 7 3/4s, 2032                                                        248,315
             96,815 FRN Ser. 01-5A, Class A, 2.54s, 2008                                                     96,573
                    Banc of America Commercial Mortgage, Inc.
          2,950,000 Ser. 02-PB2, Class A4, 6.186s, 2012                                                   3,009,461
            909,279 Ser. 01-PB1, Class XC, IO, 0.52s, 2035                                                   41,486
            158,887 Chase Commercial Mortgage Securities Corp. Ser. 98-1, Class A1,
                    6.34s, 2006                                                                             164,913
          5,949,212 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 1.17s, 2020                    341,615
            360,000 Countrywide Home Loan Ser. 98-A12, Class A14, 8s, 2028                                  383,625
                    CS First Boston Mortgage Securities Corp.
          1,765,000 Ser. 02-CKN2, Class A3, 6.294s, 2012                                                  1,793,893
            201,573 Ser. 01-CK3, Class A1, 5.26s, 2006                                                      206,115
             63,265 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                     62,938
            990,202 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A, 6.93s, 2009                    1,048,465
                    Fannie Mae
          1,162,200 Ser. 02-36, Class SJ, 15 1/2s, 2031                                                   1,221,527
            918,376 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                      974,913
          1,253,713 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,330,894
          2,518,091 Ser. 02-36, Class QH, IO, 6.2s, 2031                                                    195,003
          1,591,322 Ser. 319, Class 2, IO, 2.408s, 2032                                                     425,679
            399,498 Ser. 02-27, Class SQ, IO, 0.639s, 2032                                                   36,704
          9,003,229 Ser. 01-T12, Class IO, IO, 0.5723s, 2041                                                165,997
            593,971 Ser. 01-67, Class IA, IO, 0.321s, 2019                                                   59,708
          6,817,249 Ser. 02-T1, Class IO, IO, 0.154s, 2031                                                   94,270
             50,012 Ser. 01-T7, Class PO, Principal Only (PO), zero %, 2031                                  33,383
             41,248 Ser. 00-T6, Class PO, PO, zero %, 2030                                                   27,533
             29,362 Ser. 01-T3, Class PO, PO, zero %, 2029                                                   19,599
            147,697 Ser. 01-T4, Class PO, PO, zero %, 2028                                                   98,588
             10,025 Ser. 01-T1, Class PO, PO, zero %, 2028                                                    6,692
          1,190,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                      1,304,903
             50,000 First Union National Bank Commercial Mortgage 144A Ser. 01-C4,
                    Class F, 6.79s, 2033                                                                     51,951
                    Freddie Mac
            673,000 Ser. 2028, Class SG, IO, 10.114s, 2023                                                  207,789
            161,600 Ser. 2355, Class WI, IO, 6 1/2s, 2026                                                    33,875
            251,100 Ser. 2403, Class KI, IO, 6 1/2s, 2022                                                    34,240
            309,400 Ser. 2382, Class IM, IO, 6s, 2021                                                        39,845
          1,257,406 Ser. 2422, Class IB, IO, 0.648s, 2028                                                   199,613
          1,692,586 Ser. 2406, Class PI, IO, 0.639s, 2021                                                   195,441
            787,264 Ser. 2366, Class IA, IO, 0.293s, 2019                                                    73,757
            270,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                  274,085
                    General Growth Properties-Mall Properties Trust
            808,281 FRB Ser. 01-C1A, Class D3, 4.09s, 2014                                                  808,281
             69,423 144A Ser. 01-C1A, Class D2, 5.89s, 2011                                                  69,283
            636,000 GMAC Commercial Mortgage Securities, Inc. Ser. 97-C2, Class A2,
                    6.55s, 2007                                                                             661,043
            505,988 Government National Mortgage Association Ser. 98-2, Class EA, PO,
                    zero %, 2028                                                                            423,686
            425,000 GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2, 6.615s, 2016                     426,376
                    Housing Securities Inc.
            161,724 Ser. 93-F, Class F9M2, 7s, 2023                                                         164,278
             10,424 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                        9,904
            225,000 LB Commercial Conduit Mortgage Trust Ser. 99-C2, Class B,
                    7.425s, 2009                                                                            245,470
                    LB-UBS Commercial Mortgage Trust
            370,000 Ser. 00-C5, Class A2, 6.51s, 2010                                                       387,342
            565,000 Ser. 01-C3, Class A2, 6.37s, 2011                                                       583,186
          3,221,497 144A Ser. 01-C7, Class XCL, IO, 0.416s, 2033                                            126,898
                    Merrill Lynch Mortgage Investors, Inc.
            225,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        219,419
             87,033 Ser. 98-C2, Class A1, 6.22s, 2030                                                        90,271
                    Morgan Stanley Dean Witter Capital I
            100,000 Ser. 00, Class B, 7.638s, 2010                                                          110,953
             66,568 Ser. 01-IQA, Class A1, 4.57s, 2006                                                       66,709
                    Morgan Stanley Dean Witter Capital I 144A
             96,150 FRB Ser. 01-XLF, Class D, 3.47s, 2013                                                    96,000
             66,140 FRB Ser. 01-XLF, Class E, 3.42s, 2013                                                    66,099
            180,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1, Class G,
                    7.52s, 2010                                                                             188,213
            250,000 Starwood Asset Receivables Trust Ser. 02-1A, Class F, FRN, 3.175s, 2020                 249,688
            677,308 TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                   719,030
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations (cost $20,795,197)                     $   21,117,196

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           640,000 Freeport-McMoRan Copper & Gold, Inc. cv. sr. notes 8 1/4s, 2006                  $    1,017,600
          1,700,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes 8 1/4s, 2006                  2,703,000
         10,220,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               9,159,675
             80,000 Western Digital Corp. cv. sub. deb. zero %, 2018                                         34,000
                                                                                                     --------------
                    Total Convertible Bonds and Notes (cost $13,030,283)                             $   12,914,275

ASSET-BACKED SECURITIES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                     $      206,776
            223,608 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                    222,669
            154,139 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                           152,622
                    Asset Backed Securities Corp. Home Equity Loan Trust
            365,000 Ser. 02-HE2, Class M2, FRN, 2.97s, 2032                                                 361,635
          2,709,000 Ser. 02-HE1, Class AIO, IO, 6 1/2s, 2032                                                254,053
            488,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.801s, 2007                         488,000
                    Bayview Financial Acquisition Trust
            304,299 Ser. 01-DA, Class M3, FRN, 3.24s, 2031                                                  304,299
            270,000 Ser. 02-CA, Class AIO, IO, 14s, 2004                                                     45,731
         23,458,179 144A Ser. 02-XA, Class AIO1, IO, 0.069s, 2005                                           296,893
            130,000 Chase Funding Loan Acquisition Trust Ser. 02-C1, 8 1/2s, 2032                           130,403
            155,000 Chase Funding Mortgage Loan Asset-Backed Certificates Ser. 02-1,
                    8 1/2s, 2032                                                                            153,698
                    Conseco Finance Securitizations Corp.
          1,040,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      1,112,503
            545,000 Ser. 01-4, Class A4, 7.36s, 2019                                                        554,620
            370,000 Ser. 01-3, Class A4, 6.91s, 2031                                                        362,600
            250,000 Ser. 01-4, Class B1, 9.4s, 2010                                                         233,051
          1,002,649 Ser. 02-1, Class A, 6.681s, 2033                                                      1,011,710
            295,000 Ser. 02-1, Class M2, 9.546s, 2033                                                       295,855
          3,127,733 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A,
                    Class APIO, IO, 0.402s, 2025                                                            240,288
            308,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A, FRB,
                    3.99s, 2007                                                                             308,674
            331,173 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                             336,154
            890,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2029                             922,865
                    Lehman ABS Manufactured Housing Contract
             93,000 Ser. 01-B, Class A6, 6.467s, 2028                                                        91,313
          2,321,660 Ser. 98-1, Class 1IO, IO 0.319s, 2028                                                    56,472
                    Madison Avenue Manufactured Housing Contract
            272,097 Ser. 02-A, Class B1, FRN, 5.09s, 2032                                                   204,073
         21,677,098 Ser. 02-A, IO, 0.145s, 2032                                                             247,254
            154,252 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                           151,722
                    Morgan Stanley Dean Witter Capital I
             71,000 Ser. 01-AM1, Class M2, FRN, 3.25s, 2032                                                  71,000
            105,000 Ser. 01-NC3, Class B1, FRN, 4.29s, 2031                                                 105,230
            402,000 Ser. 01-NC4, Class B1, FRN, 4.34s, 2032                                                 402,879
            130,000 Ser. 02-AM2, Class B1, FRN, 4.09s, 2032                                                 129,106
            222,250 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                220,740
            313,041 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                             319,498
                    Prudential Home Mortgage Securities
             20,736 Ser. 92-25, Class B3, 8s, 2022                                                           21,081
             45,007 144A Ser. 94-31, Class B3, 8s, 2009                                                      45,162
            180,338 144A Ser. 95-D, Class 5B, 7.54s, 2024                                                   175,724
            141,952 Ryland Mortgage Securities Corp. Ser. 94-7C, Class B1, 7.359s, 2025                     143,416
            437,842 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1, Class A,
                    3.84s, 2008                                                                             437,568
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $10,854,381)                                 $   10,817,337

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                100 Chevy Chase Preferred Capital Corp. Ser. A, $5.188 pfd.                          $        5,700
                672 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                       60,480
            695,000 First Union Capital II Ser. A, 7.95% pfd.                                               734,066
                                                                                                     --------------
                    Total Preferred Stocks (cost $740,451)                                           $      800,246

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
                347 Genesis Health Ventures, Inc.                                         10/1/02               652
                 10 McCaw International, Ltd.                                             4/15/07                 1
                 10 Raintree Resort 144A                                                  12/1/04                 1
                 10 Sterling Chemicals Holdings                                           8/15/08                 6
                 73 Sun Healthcare Group, Inc.                                            2/28/05                 7
                 40 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 1
                404 United Artists Theatre                                                3/2/08              3,228
                                                                                                     --------------
                    Total Warrants (cost $63,577)                                                    $        3,897

SHORT-TERM INVESTMENTS (4.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        29,566,773 Short-term investments held as collateral for loaned securities with yields ranging from 1.78% to 1.85% and due dates ranging from
                     June 3, 2002 to July 30, 2002 (d)                                               $   29,546,720
         74,682,645 Short-term investments held in Putnam commingled cash account with yields ranging from 1.74% to 1.83% and due dates ranging from
                    June 3, 2002 to July 29, 2002 (d)                                                    74,682,645
                                                                                                     --------------
                    Total Short-Term Investments (cost $104,229,365)                                 $  104,229,365
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,152,553,205) (b)                                      $2,331,762,767
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,307,587,770.

  (b) The aggregate identified cost on a tax basis is $2,164,804,667, resulting in gross unrealized appreciation and depreciation of $309,393,363 and $142,435,263, respectively, or net unrealized appreciation of $166,958,100.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at May 31, 2002, which are subject to change based on the terms of the security.


------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2002
                                                                 Unrealized
                         Market     Aggregate Face  Expiration  Appreciation/
                         Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
Euro 90 day (Long)    $7,110,256      $7,070,883      Jun-02         $39,373
S&P 500 Index
(Long)                 8,806,876       8,812,830      Jun-02          (5,954)
US Treasury Bond
(Short)                  809,000         802,716      Sep-02          (6,284)
US Treasury Note 5
yr (Long)              5,717,250       5,691,065      Sep-02          26,185
US Treasury Note
10 yr (Long)             105,281         104,231      Sep-02           1,050
------------------------------------------------------------------------------
                                                                     $54,370
------------------------------------------------------------------------------
TBA Sale Commitments at May 31, 2002
(proceeds receivable $5,405,437)
                                       Principal   Settlement        Market
Agency                                  Amount        Date           Value
------------------------------------------------------------------------------
FNMA 6 1/2s, June
1, 2032                              $  240,000     6/13/02      $  243,674
FNMA 6s, June 1,
2032                                  5,200,000     6/13/02       5,156,112
------------------------------------------------------------------------------
                                                                 $5,399,786
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $28,360,297 of
securities on loan (identified cost $2,152,553,205) (Note 1)                 $2,331,762,767
-------------------------------------------------------------------------------------------
Cash                                                                                 56,963
-------------------------------------------------------------------------------------------
Dividend, interest and other receivables                                          5,519,912
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,638,101
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   35,290,101
-------------------------------------------------------------------------------------------
Total assets                                                                  2,376,267,844

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 6,502
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 26,837,152
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,031,930
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,001,022
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          390,748
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        84,200
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,458
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,193,244
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $5,405,437)
(Note 1)                                                                          5,399,786
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               29,546,720
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              184,312
-------------------------------------------------------------------------------------------
Total liabilities                                                                68,680,074
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,307,587,770

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,167,930,153
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,440,484
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (42,052,450)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      179,269,583
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,307,587,770

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,467,931,562 divided by 98,056,799 shares)                                        $14.97
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.97)*                              $15.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($581,647,772 divided by 39,158,363 shares)**                                        $14.85
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($39,382,189 divided by 2,642,393 shares)**                                          $14.90
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($101,592,247 divided by 6,834,201 shares)                                           $14.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.87)*                              $15.41
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($117,034,000 divided by 7,817,059 shares)                                           $14.97
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $30,734)                                       $20,697,869
-------------------------------------------------------------------------------------------
Interest                                                                          6,140,920
-------------------------------------------------------------------------------------------
Securities lending                                                                   66,333
-------------------------------------------------------------------------------------------
Total investment income                                                          26,905,122

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,701,442
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,657,780
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    15,481
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,188
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,693,510
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,796,329
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               180,744
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               327,941
-------------------------------------------------------------------------------------------
Other                                                                               624,806
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,011,221
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (169,020)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,842,201
-------------------------------------------------------------------------------------------
Net investment income                                                            14,062,921
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (33,541,309)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     152,222
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                  9,766
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, TBA sale commitments and
futures contracts during the period                                             107,334,015
-------------------------------------------------------------------------------------------
Net gain on investments                                                          73,954,694
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $88,017,615
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                              $   14,062,921        $   24,235,030
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (33,379,321)           26,136,371
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             107,334,015           (48,737,175)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   88,017,615             1,634,226
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (10,156,316)          (19,205,371)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,302,338)           (4,783,167)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (148,917)             (222,214)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (469,037)             (686,913)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (923,485)           (1,056,519)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (15,205,411)           (6,509,578)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (6,640,647)           (2,882,561)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (393,358)              (96,614)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (929,872)             (306,002)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,192,336)             (263,850)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     275,425,846           363,867,999
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          325,081,744           329,489,436

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,982,506,026         1,653,016,590
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$2,440,484 and $2,377,656, respectively)                           $2,307,587,770        $1,982,506,026
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.62       $14.86       $15.76       $16.94       $16.04       $13.29
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .11(c)       .23(c)       .26(c)       .26(c)       .27(c)       .30
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53         (.13)         .62          .37         1.68         2.74
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .64          .10          .88          .63         1.95         3.04
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.25)        (.25)        (.24)        (.28)        (.29)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.18)        (.09)       (1.53)       (1.57)        (.77)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.34)       (1.78)       (1.81)       (1.05)        (.29)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.97       $14.62       $14.86       $15.76       $16.94       $16.04
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.44*         .70         6.81         4.16        12.91        23.15
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,467,932   $1,247,244   $1,074,958   $1,150,143   $1,114,690     $878,766
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .50*         .97          .96          .94          .99         1.06
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .76*        1.55         1.88         1.62         1.68         2.02
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.41*(d)    70.40(d)     74.41       112.36        94.77        82.48
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.51       $14.75       $15.64       $16.83       $15.95       $13.23
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .06(c)       .12(c)       .16(c)       .14(c)       .15(c)       .19
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52         (.13)         .62          .36         1.66         2.73
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .58         (.01)         .78          .50         1.81         2.92
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.14)        (.14)        (.12)        (.16)        (.20)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.18)        (.09)       (1.53)       (1.57)        (.77)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.23)       (1.67)       (1.69)        (.93)        (.20)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.85       $14.51       $14.75       $15.64       $16.83       $15.95
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.03*        (.06)        6.06         3.34        12.04        22.24
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $581,648     $535,367     $469,748     $631,736     $638,660     $463,506
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*        1.72         1.71         1.69         1.74         1.81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .39*         .80         1.13          .87          .95         1.25
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.41*(d)    70.40(d)     74.41       112.36        94.77        82.48
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             May 31            Year ended        Feb. 1, 1999+
operating performance               (Unaudited)         November 30         to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.56       $14.81       $15.71       $15.76
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .06          .12          .16          .13
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .52         (.13)         .62         (.02)
----------------------------------------------------------------------------------------
Total from
investment operations                    .58         (.01)         .78          .11
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.15)        (.15)        (.16)
----------------------------------------------------------------------------------------
From net
realized gain on investments            (.18)        (.09)       (1.53)          --
----------------------------------------------------------------------------------------
Total distributions                     (.24)        (.24)       (1.68)        (.16)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.90       $14.56       $14.81       $15.71
----------------------------------------------------------------------------------------
Total  return at
net asset value (%)(a)                  4.04*        (.06)        6.02          .68*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $39,382      $31,813      $15,380      $13,092
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*        1.72         1.71         1.40*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .38*         .80         1.13          .74*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.41*(d)    70.40(d)     74.41       112.36
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.52       $14.76       $15.66       $16.85       $15.96       $13.23
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .08(c)       .16(c)       .19(c)       .18(c)       .19(c)       .23
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53         (.13)         .62          .36         1.67         2.73
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .61          .03          .81          .54         1.86         2.96
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.18)        (.18)        (.16)        (.20)        (.23)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.18)        (.09)       (1.53)       (1.57)        (.77)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.26)        (.27)       (1.71)       (1.73)        (.97)        (.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.87       $14.52       $14.76       $15.66       $16.85       $15.96
------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               4.26*         .20         6.28         3.60        12.35        22.58
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $101,592      $70,250      $50,033      $60,128      $58,891      $48,884
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.47         1.46         1.44         1.49         1.56
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .51*        1.05         1.38         1.12         1.17         1.50
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.41*(d)    70.40(d)     74.41       112.36        94.77        82.48
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                         For the period
Per-share                             May 31                                          Oct. 1, 1998+
operating performance               (Unaudited)          Year ended November 30        to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.62       $14.86       $15.76       $16.94       $14.88
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .13          .27          .29          .31          .05
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .53         (.13)         .63          .36         2.01
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .66          .14          .92          .67         2.06
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.29)        (.29)        (.28)          --
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.18)        (.09)       (1.53)       (1.57)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.31)        (.38)       (1.82)       (1.85)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.97       $14.62       $14.86       $15.76       $16.94
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                 4.57*         .96         7.08         4.42        13.84*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $117,034      $97,831      $42,898      $50,150      $10,057
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .37*         .72          .71          .69          .12*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .88*        1.77         2.13         1.87          .33*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.41*(d)    70.40(d)     74.41       112.36        94.77
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

F) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2002, the value of securities loaned amounted to $28,360,297. The fund received cash collateral of $29,546,720 which is pooled with collateral of other Putnam funds into 40 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended May 31, 2002, the fund's expenses were reduced by $169,020 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,930 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $275,607 and $4,405 from the sale of class A and class M shares, respectively, and received $435,261 and $2,433 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter received $6,149 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $692,561,925 and $430,981,973, respectively. Purchases and sales of U.S. government obligations aggregated $243,344,882 and $247,384,779, respectively.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of period                       $      --            $     --
---------------------------------------------------------------------------
Options opened                                 705,000              62,872
---------------------------------------------------------------------------
Options closed                                (705,000)            (62,872)
---------------------------------------------------------------------------
Written options outstanding
at end of period                             $      --            $     --
---------------------------------------------------------------------------

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,308,431       $ 331,736,103
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,574,404          23,068,121
---------------------------------------------------------------------------
                                            23,882,835         354,804,224

Shares repurchased                         (11,156,200)       (165,835,475)
---------------------------------------------------------------------------
Net increase                                12,726,635       $ 188,968,749
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,641,614       $ 442,764,605
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,578,216          22,982,669
---------------------------------------------------------------------------
                                            31,219,830         465,747,274

Shares repurchased                         (18,240,293)       (272,070,224)
---------------------------------------------------------------------------
Net increase                                12,979,537       $ 193,677,050
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,717,170       $ 143,577,287
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               547,156           7,935,278
---------------------------------------------------------------------------
                                            10,264,326         151,512,565

Shares repurchased                          (8,008,039)       (118,116,337)
---------------------------------------------------------------------------
Net increase                                 2,256,287       $  33,396,228
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,949,914       $ 236,908,171
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               470,476           6,825,004
---------------------------------------------------------------------------
                                            16,420,390         243,733,175

Shares repurchased                         (11,374,981)       (167,883,484)
---------------------------------------------------------------------------
Net increase                                 5,045,409       $  75,849,691
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,161,224        $ 17,209,310
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                32,454             472,572
---------------------------------------------------------------------------
                                             1,193,678          17,681,882

Shares repurchased                            (736,275)        (10,902,057)
---------------------------------------------------------------------------
Net increase                                   457,403        $  6,779,825
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,922,329        $ 28,719,168
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                19,629             284,820
---------------------------------------------------------------------------
                                             1,941,958          29,003,988

Shares repurchased                            (795,400)        (11,762,502)
---------------------------------------------------------------------------
Net increase                                 1,146,558        $ 17,241,486
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,500,143         $36,957,226
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                92,371           1,343,322
---------------------------------------------------------------------------
                                             2,592,514          38,300,548

Shares repurchased                            (595,937)         (8,766,511)
---------------------------------------------------------------------------
Net increase                                 1,996,577         $29,534,037
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,241,588        $ 33,244,207
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                65,360             945,444
---------------------------------------------------------------------------
                                             2,306,948          34,189,651

Shares repurchased                            (858,756)        (12,746,543)
---------------------------------------------------------------------------
Net increase                                 1,448,192        $ 21,443,108
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,749,052        $ 26,032,189
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               144,339           2,115,821
---------------------------------------------------------------------------
                                             1,893,391          28,148,010

Shares repurchased                            (769,041)        (11,401,003)
---------------------------------------------------------------------------
Net increase                                 1,124,350        $ 16,747,007
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,906,908        $ 71,977,140
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                91,172           1,320,369
---------------------------------------------------------------------------
                                             4,998,080          73,297,509

Shares repurchased                          (1,192,386)        (17,640,845)
---------------------------------------------------------------------------
Net increase                                 3,805,694        $ 55,656,664
---------------------------------------------------------------------------


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $305 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA020-79320  012/192/626  7/02


PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Equity Income Fund
Supplement to Semiannual Report dated 5/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return for periods ended 5/31/02

                                                     NAV
6 months                                             4.57%
1 year                                              -1.58
5 years                                             48.06
Annual average                                       8.16
10 years                                           231.88
Annual average                                      12.75
Life of fund (since class A inception, 6/15/77)
Annual average                                      11.51

Share value:                                         NAV
11/30/01                                           $14.62
5/31/02                                            $14.97
---------------------------------------------------------------------------
Distributions:      No.      Income            Capital gains          Total
                                         Long-term     Short-term
                    2        $0.132       $0.178           --        $0.310
---------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.